UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report: December 17, 2021
(Date of earliest event reported)

SUN COMMUNITIES INC.
(Exact name of registrant as specified in its charter)

Maryland				1-12616	38-2730780
(State of Incorporation)				Commission file number	(I.R.S. Employer Identification No.)

27777 Franklin Rd.	Suite 200,	Southfield,	Michigan		48034
(Address of Principal Executive Offices)					(Zip Code)
(248) 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SUI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 17, 2021, Sun Communities, Inc. (the “Company”) and Sun Communities Operating Limited Partnership (the “Operating Partnership”) entered into an At the Market Offering Sales Agreement (the “Sales Agreement”) with BMO Capital Markets Corp., BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, Regions Securities LLC, Fifth Third Securities, Inc., BTIG, LLC, Jefferies LLC, Samuel A. Ramirez & Company, Inc. and Robert W. Baird & Co. Incorporated, as sales agent, principal and/or (except in the case of Regions Securities LLC, Fifth Third Securities, Inc., BTIG, LLC, Jefferies LLC, Samuel A. Ramirez & Company, Inc. and Robert W. Baird & Co. Incorporated) forward seller (in such capacity, each a “Sales Agent” and collectively, the “Sales Agents”), and each of the Forward Purchasers (as defined below), pursuant to which the Company may sell, from time to time, up to an aggregate gross sales price of $1,250,000,000 of its common stock, $0.01 par value per share (the “Common Stock”), through the Sales Agents, acting as the Company’s sales agents or, if applicable, as Forward Sellers (as defined below), or directly to the Sales Agents as principals for their own accounts.

Upon entering into the sales agreement, the Company simultaneously terminated the At the Market Offering Sales Agreement, dated June 4, 2021, among the Company, certain of the Sales Agents and certain other parties, which the Company entered into in connection with a prior “at the market” offering program.

The Common Stock sold in the offering will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission (the “SEC”) on December 17, 2021 and the accompanying base prospectus dated April 2, 2021 forming part of the Company’s shelf registration statement on Form S-3 (Registration No. 333-255020) filed with the SEC on April 2, 2021.

Subject to the terms and conditions of the Sales Agreement, the Sales Agents, whether acting as the Company’s sales agents or as Forward Sellers, will use their commercially reasonable efforts, consistent with their normal trading and sales practices and applicable law and regulations, to sell the Common Stock that may be designated by the Company (if acting as the Company’s sales agents) and the Common Stock borrowed from third parties (if acting as Forward Sellers), in each case on the terms and subject to the conditions of the Sales Agreement. Sales, if any, of the Common Stock made through the Sales Agents, as the Company’s sales agents, or as Forward Sellers pursuant to the Sales Agreement, may be made in “at the market” offerings (as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”)), by means of ordinary brokers’ transactions on the New York Stock Exchange or sales made to or through market makers at market prices prevailing at the time of sale, and in privately negotiated transactions, which may include block trades, as the Company and any Sales Agent or Forward Seller may agree. The Company also may sell Common Stock to any Sales Agent as principal for its own account. If the Company sells Common Stock to any Sales Agent as principal, it will enter into a separate terms agreement (each, a “Terms Agreement”, and collectively, the “Terms Agreements”) setting forth the terms of such transaction.

The Company or any Sales Agent may at any time suspend an offering of Common Stock pursuant to the terms of the Sales Agreement. The offering of Common Stock pursuant to the Sales Agreement will terminate upon the earlier of (i) the sale of the Common Stock under the Sales Agreement (including Common Stock sold by the Company to or through the Sales Agent and borrowed Common Stock sold through the Sales Agents, acting as Forward Sellers) and the Terms Agreements, if any, having an aggregate gross sales price equal to $1,250,000,000 and (ii) the termination of the Sales Agreement by the Company, the Sales Agents or the Forward Purchasers as permitted therein.

The Company and the Operating Partnership made certain customary representations, warranties and covenants concerning the Company, the Operating Partnership and the registration statement in the Sales Agreement and also agreed to indemnify the Sales Agents and the Forward Purchasers against certain liabilities, including liabilities under the Securities Act.

The Sales Agreement provides that, in addition to issuance and sale of Common Stock through the Sales Agents, the Company also may enter into a master forward sale confirmation (each, a “Master Confirmation”) (as supplemented by a supplemental confirmation (together with the applicable Master Confirmation, a “Forward Sale Agreement”)) with each of Bank of Montreal, Bank of America, N.A., Citibank, N.A., JPMorgan Chase Bank, National Association and Royal Bank of Canada, or one of their respective affiliates, as forward purchaser (in such capacity, each a “Forward Purchaser,” and together, the “Forward Purchasers”) in a form attached as Exhibit 99.1 to this report. In connection with any Forward Sale Agreement, the relevant Forward Seller (or its affiliate) will, at the Company’s request, use commercially reasonable efforts, consistent with its normal trading and sales practices and applicable law and regulations, to borrow from third parties and sell a number of shares of Common Stock equal to the number of shares of Common Stock underlying the particular Forward Sale Agreement. In this Current Report on Form 8-K, a Sales Agent, when acting as sales agent for the relevant Forward Purchaser, is referred to as, individually, a “Forward Seller” and collectively, the “Forward Sellers.” Unless otherwise expressly stated or the context otherwise requires, references herein to the “related” or “relevant” Forward Purchaser mean, with respect to any Sales Agent, the affiliate of such Sales Agent that is acting as Forward Purchaser or, if applicable, such Sales Agent acting in its capacity as Forward Purchaser. The Company will not initially receive any proceeds from any sales of Common Stock by a Forward Seller in connection with a Forward Sale Agreement. The Company expects to fully physically settle each Forward Sale Agreement with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of such Forward Sale Agreement, in which case the Company expects to receive aggregate cash proceeds at settlement equal to the number of shares of the Common Stock underlying such Forward Sale Agreement multiplied by the then-applicable forward sale price per share. Although the Company expects to settle any Forward Sale Agreements by the physical delivery of shares of Common Stock in exchange for cash proceeds, the Forward Sale Agreements will allow the Company to cash or net-share settle all or a portion of its obligations. If the Company elects to cash settle any Forward Sale Agreement, the Company may not receive any proceeds, and the Company may owe cash to the relevant Forward Purchaser. If the Company elects to net share settle any Forward Sale Agreement, the Company will not receive any cash proceeds, and the Company may owe shares of Common Stock to the relevant Forward Purchaser.

The Company intends to use the net proceeds from any sales of Common Stock to or through the Sales Agents or by the Forward Sellers, including from the settlement of any Forward Sale Agreements, if any, for general corporate purposes, including working capital; acquisitions; repayment of debt, including amounts outstanding from time to time under the Company’s senior credit facility; and other business opportunities.

The compensation to each Sales Agent will be a mutually agreed commission that will not exceed, but may be lower than, 2.0% of the gross sales price of the Common Stock sold through it as the Company’s sales agent pursuant to the Sales Agreement. The compensation to each Sales Agent acting as a Forward Seller will be a mutually agreed commission in the form of a reduction to the initial forward price under the related Forward Sale Agreement that will not exceed, but may be lower than, 2.0% of the volume weighted average of the sales prices of all borrowed shares of Common Stock sold through such Sales Agent, acting as Forward Seller, during the applicable forward hedge selling period for such Common Stock.

The foregoing description of the Sales Agreement and the Forward Sale Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Sales Agreement and the Form of Master Forward Confirmation, copies of which are attached hereto as Exhibits 1.1 and 99.1, respectively, and the terms of which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

1.1*
At the Market Offering Sales Agreement among Sun Communities, Inc., Sun Communities Operating Limited Partnership, BMO Capital Markets Corp., BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, Regions Securities LLC, Fifth Third Securities, Inc., BTIG, LLC, Jefferies LLC, Samuel A. Ramirez & Company, Inc. and Robert W. Baird & Co. Incorporated, in their capacity as Sales Agents (as defined above), principal and/or (except in the case of Regions Securities LLC, Fifth Third Securities, Inc., BTIG, LLC, Jefferies LLC, Samuel A. Ramirez & Company, Inc. and Robert W. Baird & Co. Incorporated) forward seller, and each of Bank of Montreal, Bank of America, N.A., Citibank, N.A., JPMorgan Chase Bank, National Association and Royal Bank of Canada, as forward purchaser, dated December 17, 2021.

5.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, a Professional Corporation

23.1	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, a Professional Corporation (included in Exhibit 5.1)

99.1	Form of Master Forward Confirmation

104	Cover Page Interactive Data File (embedded withing the Inline XBRL document)
* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K because such schedules and exhibits do not contain information which is material to an investment decision or which is not otherwise disclosed in the filed agreements. The Company will furnish the omitted schedules and exhibits to the SEC upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: December 17, 2021	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer